UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 11, 2016

CHC GROUP LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36261	98-0587405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Elgin Avenue George Town, KY1-9005 Cayman Islands
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously reported, on May 5, 2016, CHC Group Ltd. (the “Company”), and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”), seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). As previously reported, on October 11, 2016, the Debtors entered into a plan support agreement (the “PSA”) with respect to the terms of a restructuring to be implemented through a joint chapter 11 plan of reorganization (the “Plan”) to be proposed by the Debtors with (1) The Milestone Aviation Group Limited (“Milestone”) and certain of its affiliates (the “Milestone Parties”), (2) holders (the “Plan Sponsors”) representing or holding approximately 67.56% of the outstanding principal amount of the Company’s 9.25% Senior Secured Notes due 2020, (3) the Official Committee of Unsecured Creditors (the “UCC”) and (4) holders (the “Individual Creditor Parties” and together with the Milestone Parties, the Plan Sponsors and the UCC, the “Consenting Creditor Parties”) of the Company’s 9.375% Senior Notes due 2021 (the “Unsecured Notes”), that, together with the other Consenting Creditor Parties represent or hold approximately 73.56% of the outstanding principal amount of Unsecured Notes.

Joint Chapter 11 Plan and Disclosure Statement

On November 11, 2016, the Debtors filed the Plan and the related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. The Plan is subject to acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. The Plan represents a comprehensive financial and operational restructuring of the Debtors and provides additional liquidity that will further the Debtors’ emergence from chapter 11. The descriptions of the Plan and Disclosure Statement are qualified in their entirety by reference to the Plan and the Disclosure Statement, copies of which are attached herewith as Exhibit 99.1 and Exhibit 99.2, respectively. Capitalized terms used but not defined in this Form 8-K shall have the meanings set forth in the Disclosure Statement.

The Plan reduces the Debtors’ prepetition debt by $900 million (prior to conversion of the New Second Lien Convertible Notes to be issued pursuant to the Plan) and their annual Cash interest burden by 85%, which frees up approximately $115 million in annual cash flow that can be used for reinvestment in the Debtors’ business. Below is an overview of the facilities and treatment provided for under the Plan.

Amended and Restated ABL Credit Facility

The Debtors have agreed to the terms of the Amended and Restated ABL Credit Agreement, which will reduce the principal balance under the ABL Credit Agreement, to be apportioned across eight aircraft that the Debtors will retain. In addition, under the Amended and Restated ABL Credit Agreement, the Debtors will have the option to prepay the Amended and Restated ABL Credit Facility (without any fees, penalties, make-whole or other premiums or other amounts), in whole or in part, on any monthly payment date.

Milestone Transactions

The Debtors have agreed to a fleet restructuring transaction with the Milestone Parties, one of the Debtors’ largest aircraft lessors. The transaction with the Milestone Parties includes, among other things, a comprehensive restructuring of lease rentals, the consensual return of certain helicopters, amendments to the return conditions for certain helicopters, the lease of additional helicopters, and, at the Debtors’ election, the provision by an affiliate of Milestone, PK Transportation Finance Ireland Limited, of a new $150 million committed debt facility for the acquisition and/or refinancing of certain aircraft. The Milestone transaction also avoids potential complex and costly litigation around the size of the Milestone Parties’ General Unsecured Claims and Administrative Expense Claims, while enabling the Debtors to continue to use their aircraft pursuant to the restructured lease agreements.

Treatment of Claims and Interests

Pursuant to the Plan, the Debtors will issue New Membership Interests, New Second Lien Convertible Notes in the aggregate amount of approximately $464.1 million, and New Unsecured Notes in the aggregate amount of $37.5 million.

The Plan contemplates that (i) 79.5% of the New Membership Interests, prior to dilution on account of the New Second Lien Convertible Notes and the Management Incentive Plan (which equates to 11.6% of the New Membership Interests, after dilution on account of the New Second Lien Convertible Notes (as if the New Second Lien Convertible Notes converted on the Effective Date), but prior to dilution on account of the Management Incentive Plan) will be distributed to holders of Allowed Senior Secured Notes Claims; (ii) 8.9% of the New Membership Interests, prior to dilution on account of the New Second Lien Convertible Notes and the Management Incentive Plan (which equates to 1.3% of the New Membership Interests, after dilution on account of the New Second Lien Convertible Notes (as if the New Second Lien Convertible Notes converted on the Effective Date), but prior to dilution on account of the Management Incentive Plan) will be distributed to holders of Allowed Unsecured Notes Claims; and (iii) 11.6% of the New Membership Interests, prior to dilution on account of the New Second Lien Convertible Notes and the Management Incentive Plan (which equates to 1.7% of the New Membership Interests, after dilution on account of the New Second Lien Convertible Notes (as if the New Second Lien Convertible Notes converted on the Effective Date), but prior to dilution on account of the Management Incentive Plan) will be distributed to holders of General Unsecured Claims. Holders of General Unsecured Claims will also receive their pro rata share of the New Unsecured Notes.

The Plan also contemplates that (A) holders of Allowed Convenience Claims will receive the lesser of (i) payment in full in Cash and (ii) their Pro Rata share of the Convenience Claims Distribution Amount; (B) holders of Allowed Other Priority Claims and Allowed Other Secured Claims will be paid in full; and (C) holders of the Company’s existing equity securities (including its ordinary and preferred shares) will not receive any distribution.

On November 14, 2016, the Company issued a press release announcing that it filed the Plan and related Disclosure Statement with the Bankruptcy Court. A copy of the press release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, accompanying exhibits, and other statements that we may make, contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements about our expectations for the timing and execution of our restructuring plan, our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations during the pendency of our court proceedings. Such forward-looking statements are based upon the current beliefs and expectations of our management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: we filed for protection under Chapter 11 of the Bankruptcy Code and are subject to risks and uncertainties; we have also started bankruptcy proceedings in Canada, our ability to implement the Plan and to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceedings prosecuted from time to time, including approval of the Disclosure Statement; operating under Chapter 11 may restrict our ability to pursue our business strategies; our employees face considerable uncertainty due to the Chapter 11 proceedings; we may suffer from a protracted restructuring; our ability to emerge from Chapter 11 and operate profitably thereafter will depend on increasing our revenue, lowering our costs, and obtaining sufficient financing or other capital to operate successfully; we have substantial liquidity needs and, due to our current Chapter 11 proceedings, may not be able to obtain any equity or debt financings in the capital markets for the foreseeable future; we may be subject to claims that will not be discharged in the Chapter 11 proceedings; our restructuring efforts through the Chapter 11 proceedings may be expensive, take resources and distract management; we are in the process of rejecting and abandoning a significant portion of our helicopter fleet through Chapter 11 proceedings, which may result in an inability to quickly respond to new opportunities and a significant loss of market share and profit margins; our consolidated financial statements have been prepared assuming that we will continue as a going concern, our independent registered public accounting firm has raised substantial doubts about our ability to continue as a going concern, and we have not included any adjustments that might result from the outcome of this uncertainty; we have a history of net losses; our substantial level of indebtedness, operating lease commitments, purchase and other commitments could materially adversely affect our ability to fulfill our obligations under our debt agreements, our ability to react to changes in our business and our ability to incur additional debt to fund future needs; all flights with the aircraft type H225 and AS332 L2 have been temporarily grounded which may cause a material and adverse impact to our financial viability; operating helicopters involves a degree of inherent risk and we are exposed to the risk of losses from safety incidents; if we are unable to mitigate potential losses through a robust safety management and insurance coverage program, our financial condition would be jeopardized in the event of a safety or other hazardous incident; failure to maintain standards of acceptable safety performance could have an adverse impact on our ability to attract and retain customers and could adversely impact our reputation, operations and financial performance; our operations are largely dependent upon the level of activity in the offshore oil and gas industry; the oil and gas industries on which we are largely dependent are suffering through a severe downturn, resulting in significant negative impact on demand for our services, and no assurance can be given that the downturn will not continue to be prolonged; many of the markets in which we operate are highly competitive, and if we are unable to effectively compete, it may result in a loss of market share or a decrease in revenue or profit margins; we rely on a limited number of large offshore helicopter support contracts with a limited number of customers. If any of these are terminated early or not renewed, our revenues could decline; negative publicity may adversely impact us; our fixed operating expenses and long-term contracts with customers could adversely affect our business under certain circumstances; we depend on a small number of helicopter manufacturers and any safety issues can severely limit our ability to continue operating helicopters already in our fleet; we depend on a limited number of third-party suppliers for helicopter parts and subcontract services; restructuring of our operations and organizational structure may lead to significant costs; our business requires substantial capital expenditures, lease and working capital financing, which we are currently blocked from accessing through the capital markets and banks. Any further deterioration of current industry or business conditions, the capital and banking markets or a prolonged period in Chapter 11 proceedings generally could adversely impact our business, financial condition and results of operations; we rely on the secondary used helicopter market to dispose of our older helicopters and parts due to our ongoing fleet modernization efforts; our operations are subject to extensive regulations which could increase our costs and adversely affect us; our maintenance, repair and overhaul (MRO) business, Heli-One, could suffer if licenses issued by original equipment manufacturers (OEMs) and/or governmental authorities are not renewed or we cannot obtain additional licenses; we derive significant revenue from non-wholly owned variable interest entities. If we are unable to maintain good relations with the other owners of such non-wholly owned entities, our business, financial condition or results of operations could be adversely affected; our operations may suffer due to political, regulatory, commercial and economic uncertainty; our business in countries with a history of corruption and transactions with foreign governments increases the compliance risks associated with our international activities; we are subject to extensive federal, state, local and foreign environmental, health and safety laws, rules, regulations and ordinances that could have an adverse impact on our business; we are subject to many different forms of taxation in various jurisdictions throughout the world, which could lead to disagreements with tax authorities regarding the application of tax laws; the offshore helicopter services industry is cyclical; we are exposed to foreign currency risks; our failure to hedge exposure to fluctuations in foreign currency exchange rates effectively could unfavorably affect our financial performance; we are exposed to credit risks; our customers may seek to shift risk to us; if oil and gas companies undertake cost reduction methods, there may be an adverse effect on our business; reductions in spending on helicopter services by government agencies could lead to modifications of search and rescue (SAR) and emergency medical services (EMS) contract terms or delays in receiving payments, which could adversely impact our business, financial condition and results of operations; failure to develop or implement new technologies and disruption to our systems could affect our results of operations; we rely on information technology, and if we are unable to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, our operations could be disrupted and our business could be negatively affected; the loss of key personnel could affect our growth and future success; labor problems could adversely affect us; if the assets in our defined benefit pension plans are not sufficient to meet the plans’ obligations, we could be required to make substantial cash contributions and our liquidity could be adversely affected; adverse results of legal proceedings could materially and adversely affect our business, financial condition or results of operations; in the event we are or become treated as a passive foreign investment company, or PFIC, for U.S. federal income tax purposes, our U.S. shareholders could be subject to adverse U.S. federal income tax consequences; we are controlled by a shareholder group, which might have interests that conflict with ours or the interests of our other shareholders; due to our Chapter 11 bankruptcy proceedings, our ordinary shares may have no value and any investment in our shares is highly speculative; the market for our ordinary shares historically has experienced significant price and volume fluctuations; we have not paid dividends on our ordinary shares historically and may not pay any cash dividends on our ordinary or preferred shares for the foreseeable future; pursuant to the terms of the preferred shares, which rank senior to our ordinary shares, we are required to pay regular cash dividends or issue shares in respect of amounts accrued as dividends on the preferred shares, and we may be required under certain circumstances to repurchase the preferred shares; we are currently unable to pay such obligations while we are in Chapter 11 proceedings and are likely not to pay any cash dividends for the foreseeable future; our preferred shares have rights, preferences and privileges that are not held by, and are preferential to the rights of, holders of our ordinary shares. Such preferential rights could adversely affect our liquidity and financial condition, and may result in the interests of the holders of our preferred shares differing from those of the holders of our ordinary shares; we are a holding company and, accordingly, are dependent upon distributions from our subsidiaries to generate the funds necessary to meet our financial obligations and pay dividends; the requirements of being a public company may strain our resources and distract our management; provisions of our articles of association and Cayman Islands corporate law may discourage or prevent an acquisition of us which could adversely affect the value of our ordinary shares; our organizational documents contain a variety of anti-takeover provisions that could delay, deter or prevent a change in control; shareholder rights under Cayman Islands law may differ materially from shareholder rights in the United States, which could adversely affect the ability of us and our shareholders to protect our and their interests; as a shareholder, you might have difficulty obtaining or enforcing a judgment against us because we are incorporated under the laws of the Cayman Islands; our major investors, Clayton, Dubilier & Rice and First Reserve Management, L.P., may compete with us, and our articles of association contain a provision that expressly permits our non-employee directors to compete with us; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended April 30, 2016. The Company’s filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. No assurances can be given that our efforts to effectively reorganize under Chapter 11 of the Bankruptcy Code will ultimately be successful or that we will succeed in strengthening our balance sheet or increase our financial flexibility. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Chapter 11 Plan of Reorganization dated November 11, 2016
99.2	Proposed Disclosure Statement dated November 11, 2016
99.3	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC Group Ltd.

November 15, 2016	By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Senior Vice President, Legal and Administration

Exhibit Index

Exhibit No.	Description
99.1	Joint Chapter 11 Plan of Reorganization dated November 11, 2016
99.2	Proposed Disclosure Statement dated November 11, 2016
99.3	Press Release